SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                            --------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: April 17, 2003

                         Merchants Bancshares, Inc.
           (Exact name of registrant as specified in its charter)

          Vermont                  0-11595                  0-30287342
(State or Other jurisdiction     (Commission               (IRS Employer
     of incorporation)            File No.)             Identification No.)

           275 Kennedy Drive                                   05403
        So. Burlington, Vermont                             (Zip Code)
(Address of principal executive offices)

                               (802) 658-3400
            (Registrant's telephone number, including area code)


                            --------------------

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Item 5. Other Events.

On April 17, 2003, Merchants Bancshares, Inc. (the "Company"), the Delaware bank holding company for Merchants Bank, issued a press release announcing the Company's results for the quarter ended March 31, 2003. The Company is attaching this press release as Exhibit 99.1 to this Current Report on Form 8-K

Item 7. Financial Statements, Pro forma Financial Information and Exhibits.

(a)   Inapplicable

(b)   Inapplicable

(c)   Exhibits

      99.1 Press Release issued by the Company on April 17, 2003, announcing the Company's results for the quarter ended March 31, 2003.

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                                 SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         MERCHANTS BANCSHARES, INC.


                                       By:    /s/ Joseph L. Boutin
                                              --------------------
                                              Joseph L. Boutin
                                              President and Chief Executive
                                               Officer

                                       Date:  April 17, 2003
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